                                                                    Exhibit 10.1

                                    FORM OF

                        GUARANTOR WARRANT AGENT AGREEMENT

                         Dated as of ____________, 2004

                                  by and among

                                  SEITEL, INC.

                                       and

                     AMERICAN STOCK TRANSFER & TRUST COMPANY

                        GUARANTOR WARRANT AGENT AGREEMENT

                               TABLE OF CONTENTS*

                                                                                              Page
                                                                                              ----
Section 1.   Certain Definitions; General Interpretive Principles..............................  1

Section 2.   Appointment of Guarantor Warrant Agent............................................  3

Section 3.   Issuance of Guarantor Warrants; Warrant Certificates..............................  3

Section 4.   Execution of Guarantor Warrant Certificates.......................................  3

Section 5.   Registration and Countersignature.................................................  4

Section 6.   Registration of Transfers and Exchanges...........................................  4

Section 7.   Terms of Guarantor Warrants; Exercise of Guarantor Warrants.......................  6

Section 8.   Payment of Taxes..................................................................  7

Section 9.   Adjustments.......................................................................  7

Section 10.  Mutilated or Missing Guarantor Warrant Certificates...............................  8

Section 11.  Reservation of Guarantor Warrant Shares...........................................  8

Section 12.  Fractional Interests..............................................................  8

Section 13.  Merger, Consolidation or Change of Name of Guarantor Warrant Agent................  9

Section 14.  Guarantor Warrant Agent...........................................................  9

Section 15.  Resignation and Removal of Guarantor Warrant Agent; Appointment of Successor...... 11

Section 16.  Notices to Company and Guarantor Warrant Agent.................................... 12

Section 17.  Supplements and Amendments........................................................ 13

Section 18.  Successors........................................................................ 13

Section 19.  Termination....................................................................... 13

Section 20.  Governing Law..................................................................... 13

Section 21.  Benefits of This Guarantor Warrant Agent Agreement................................ 14

Section 22.  Counterparts...................................................................... 14

--------
* This Table of Contents does not constitute a part of this Warrant Agent Agreement or have any bearing upon the interpretation of any of its terms or provisions.

                        GUARANTOR WARRANT AGENT AGREEMENT

         GUARANTOR WARRANT AGENT AGREEMENT dated as of [_____________], 2004 (the "Guarantor Warrant Agent Agreement") between Seitel, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, or its successor or successors appointed in accordance with the terms hereof, as warrant agent (the "Guarantor Warrant Agent"). Any capitalized term used but not defined in this Agreement shall have the meaning set forth in the Company's Plan (as hereinafter defined).

         WHEREAS, the Company has, subject and pursuant to a Standby Funding Guaranty Agreement, dated [_______________], 2004, agreed to issue to the Funding Guarantors (as hereinafter defined) Guarantor Warrants.

         WHEREAS, the Company desires the Guarantor Warrant Agent to act on behalf of the Company, and the Guarantor Warrant Agent is willing to so act, in connection with the issuance of Warrant Certificates (as hereinafter defined) and other matters as provided herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, and for the purpose of defining the respective rights and obligations of the Company, the Guarantor Warrant Agent and the Holders (as hereinafter defined), the parties hereto agree as follows:

         Section 1. Certain Definitions; General Interpretive Principles.

         (a) Certain Definitions. As used in this Guarantor Warrant Agent Agreement, the following terms shall have the following respective meanings:

               "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as codified in Title 11 of the United States Code, 11 U.S.C. (S)(S)101-1331, as amended.

               "Commission" means the Securities and Exchange Commission.

               "Common Shares" means shares of Common Stock.

               "Common Stock" means the common stock, par value $.01 per share, of the Company, and any other capital stock of the Company into which such common stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution for, such common stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

               "Company" means Seitel, Inc., a Delaware corporation, and its successors and assigns.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Effective Date" means the date on which a Registration Statement filed by the Company with the Commission on Form S-1, File No. 333-[______] has been declared effective.

               "Funding Guarantors" means Mellon HBV Alternative Strategies LLC, acting on behalf of certain funds and managed accounts whose names are set forth on Schedule A of that certain Standby Investment Agreement, dated as of __________, 2004, and each of the entities identified by HBV under that agreement and which subsequently execute a separate subscription agreement with the Company to purchase Offered Shares.

               "Guaranty Exercise Price" means the purchase price per Common Shares to be paid upon the exercise of each Guarantor Warrant in accordance with the terms hereof, which price shall initially be $[_____] per share, subject to adjustment from time to time as provided in the Guarantor Warrant.

               "Guarantor Warrants" means those certain warrants issued to the Funding Guarantors on the Guaranty Performance Date granting them the right to purchase shares of Reorganized Seitel Common Stock at the Guaranty Exercise Price.

               "Guarantor Warrant Expiration Date" means 5:00 P.M., New York Time, on [_____________, 2011.

               "Holder" means a person registered as the owner of the Guarantor Warrants.

               "Offered Shares" means the shares of New Seitel Common Stock which may be purchased by exercise of the Shareholder Warrants in accordance with Article V and related definitions of the Plan.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Guarantor Warrant Agent" means American Stock Transfer and Trust Company or the successor or successors of such Guarantor Warrant Agent appointed in accordance with the terms hereof.

               "Warrant Shares" means the Common Shares issued or issuable upon the exercise of the Guarantor Warrants.

         (b) General Interpretative Principles. For purposes of this Guarantor Warrant Agent Agreement, except as otherwise expressly provided or unless the context otherwise requires:

               (i) the terms defined herein include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

               (ii) accounting terms not otherwise defined herein have the meanings given to them in accordance with generally accepted accounting principles;

               (iii) references herein to "Articles", "Sections", "Subsections",
                     "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions hereof;

               (iv)  a reference to a Subsection without further reference to a
                     Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

               (v) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Guarantor Warrant Agent Agreement as a whole and not to any particular provision;

               (vi) the words "include" and "including" shall mean without limitation by reason of enumeration; and

               (vii) the headings in this Guarantor Warrant Agent Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Guarantor Warrant Agent Agreement.

         Section 2. Appointment of Guarantor Warrant Agent. The Company hereby appoints the Guarantor Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Guarantor Warrant Agent Agreement, and the Guarantor Warrant Agent hereby accepts such appointment.

         Section 3. Issuance of Guarantor Warrants; Warrant Certificates. The Guarantor Warrants will be issued in definitive form. Any certificates (the "Warrant Certificates") evidencing the warrants to be delivered pursuant to this Guarantor Warrant Agent Agreement shall be substantially in the form set forth in Exhibit A hereto.

         Section 4. Execution of Guarantor Warrant Certificates. Guarantor Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its President and Chief Executive Officer or a Senior Vice President and by its Secretary or an Assistant Secretary under its corporate seal. Each such signature upon the Guarantor Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President and Chief Executive Officer, Senior Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Guarantor Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President and Chief Executive Officer, Senior Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Guarantor Warrant Certificates shall be countersigned and delivered or disposed of such person shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Guarantor Warrant Certificates.

         In case any officer of the Company who shall have signed any of the Guarantor Warrant Certificates shall cease to be such officer before the Guarantor Warrant Certificates so signed shall have been countersigned by the Guarantor Warrant Agent, or disposed of by the Company, such Guarantor Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Guarantor Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Guarantor Warrant Certificate, shall be a proper officer of the Company to sign such Guarantor Warrant Certificate, although at the date of the execution of this Guarantor Warrant Agent Agreement any such person was not such officer.

         Guarantor Warrant Certificates shall be dated the Guaranty Performance Date.

         Section 5. Registration and Countersignature. The Guarantor Warrant Agent, on behalf of the Company, shall number and register the Guarantor Warrant Certificates in a register as they are issued by the Company.

         Guarantor Warrant Certificates shall be countersigned manually or by facsimile by the Guarantor Warrant Agent and shall not be valid for any purpose unless so countersigned. The Guarantor Warrant Agent shall, upon written instructions of the Chairman of the Board, the President and Chief Executive Officer or a Senior Vice President of the Company, initially countersign, issue and deliver Guarantor Warrants entitling the Holders thereof to purchase not more than the number of Guarantor Warrant Shares referred to above in the first recital hereof and shall countersign and deliver Guarantor Warrants as otherwise provided in this Guarantor Warrant Agent Agreement.

         The Company and the Guarantor Warrant Agent may deem and treat the Holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and neither the Company nor the Guarantor Warrant Agent shall be affected by any notice to the contrary.

         Section 6.  Registration of Transfers and Exchanges.

         (a) Transfer and Exchange of Guarantor Warrants. When the Guarantor Warrants are presented to the Guarantor Warrant Agent with a request:

               (i)   to register the transfer of the Guarantor Warrants; or

               (ii) to exchange such Guarantor Warrants for an equal number of Guarantor Warrants of other authorized denominations,\

the Guarantor Warrant Agent shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, that the Guarantor Warrants presented or surrendered for registration of transfer or exchange:

               (x) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Guarantor Warrant Agent, duly executed by the Holder thereof or by his attorney, duly authorized in writing; and

               (y) in the case of any Restricted Warrant (as defined below), such request shall be accompanied by evidence, including an opinion of counsel if requested, reasonably satisfactory to the Company (and its counsel) that either:

                     (A) the Restricted Warrant is being delivered to the Guarantor Warrant Agent by a Holder for registration in the name of such Holder, without transfer; or

                     (B) the Restricted Warrant is being transferred in reliance on an exemption from the registration requirements of the Securities Act.

The term "Restricted Warrant" means any Guarantor Warrant which is evidenced by a Guarantor Warrant Certificate bearing the Securities Act Legend (as defined below).

         (b)   Securities Act Legend.

               (i) Except as provided in Subsection 6(b)(iii) below, any Guarantor Warrants, Guarantor Warrant Shares and any other securities issued or issuable with respect to any Restricted Guarantor Warrants or restricted Guarantor Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise shall bear the Securities Act Legend.

               (ii) The Securities Act Legend shall be in substantially the following form:

                     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER AND PURSUANT TO REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR EXEMPTION THEREFROM.

               (iii) Upon any sale or transfer of a Restricted Guarantor
                     Warrant pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company that no Securities Act Legend is required, the Guarantor Warrant Agent shall permit the Holder thereof to exchange such Restricted Guarantor Warrant for a Guarantor Warrant that does not bear the Securities Act Legend and rescind any restriction on the transfer of such Restricted Guarantor Warrant.

         (c) Obligations with respect to Transfers and Exchanges of Guarantor Warrants.

               (i) To permit registrations of transfers and exchanges, the Company shall execute and the Guarantor Warrant Agent is hereby authorized to countersign, in accordance with the provisions of Section 5 and this

                     Section 6, Guarantor Warrants as required pursuant to the provisions of this Section 6.

               (ii) All Guarantor Warrants issued upon any registration of transfer or exchange of Guarantor Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Guarantor Warrant Agent Agreement, as the Guarantor Warrants surrendered upon such registration of transfer or exchange.

               (iii) Prior to due presentment for registration of transfer of any Guarantor Warrant, the Guarantor Warrant Agent and the Company may deem and treat the person in whose name any Guarantor Warrant is registered as the absolute owner of such Guarantor Warrant and neither the Guarantor Warrant Agent, nor the Company shall be affected by notice to the contrary.

               (iv) No service charge shall be made to a Holder for any registration, transfer or exchange.

         Section 7. Terms of Guarantor Warrants; Exercise of Guarantor Warrants. Subject to the terms of this Guarantor Warrant Agent Agreement, and compliance with any applicable law, the registered Holder shall have the right, until 5:00 p.m., New York City time on the seventh anniversary of the Guaranty Performance Date (the "Guarantor Warrant Expiration Date") to exercise each Guarantor Warrant for [ ] fully paid and non-assessable Common Share(s) of the Company upon the exercise of each Guarantor Warrant and payment of the Guaranty Exercise Price then in effect.

         A Guarantor Warrant may be exercised upon surrender to the Company at the principal office of the Guarantor Warrant Agent of the certificate or certificates evidencing the Guarantor Warrant to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc., and upon payment to the Guarantor Warrant Agent for the account of the Company of the Guaranty Exercise Price for each of the Warrant Shares in respect of which such Guarantor Warrant is then exercised. Payment of the aggregate Guaranty Exercise Price shall be made in cash or by certified or official bank check, payable to the order of the Company, or by wire transfer pursuant to written instructions of the Guarantor Warrant Agent delivered to a Holder.

         Subject to the provisions of Section 8 hereof, upon surrender of Guarantor Warrants and payment of the Guaranty Exercise Price as provided above, the Guarantor Warrant Agent shall thereupon promptly notify the Company, and the Company shall promptly transfer to the Holder of such Guarantor Warrant Certificate a certificate or certificates for the appropriate number of Guarantor Warrant Shares to which the Holder is entitled, registered or otherwise placed in such name or names as may be directed in writing by the Holder, and shall deliver such certificate or certificates representing the Guarantor Warrant Shares to the person or persons entitled to receive the same. Any such certificate or certificates representing the Guarantor Warrant Shares shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a Holder of such Guarantor Warrant Shares as of the date of the surrender of such Guarantor Warrants and payment of the Guaranty Exercise Price.

         The Guarantor Warrants shall be immediately exercisable, at the election of the Holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Guarantor Warrants is exercised in respect of fewer than all of the Guarantor Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Guarantor Warrants, a new certificate evidencing the remaining Guarantor Warrant or Guarantor Warrants will be issued, and the Guarantor Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Guarantor Warrant Certificate or Certificates pursuant to the provisions of this Section and of
Section 4 hereof, and the Company, whenever required by the Guarantor Warrant Agent, will supply the Guarantor Warrant Agent with Guarantor Warrant Certificates duly executed on behalf of the Company for such purpose.

         All Guarantor Warrant Certificates surrendered upon exercise of Guarantor Warrants shall be cancelled by the Guarantor Warrant Agent. Such cancelled Guarantor Warrant Certificates shall then be disposed of by the Guarantor Warrant Agent in a manner satisfactory to the Company. The Guarantor Warrant Agent shall account promptly to the Company with respect to Guarantor Warrants exercised and concurrently pay to the Company all monies received by the Guarantor Warrant Agent for the purchase of the Guarantor Warrant Shares through the exercise of such Guarantor Warrants.

         The Guarantor Warrant Agent shall keep copies of this Guarantor Warrant Agent Agreement and any notices given or received hereunder by or from the Company available for inspection by the Holders during normal business hours at its office. The Company shall supply the Guarantor Warrant Agent from time to time with such numbers of copies of this Guarantor Warrant Agent Agreement as the Guarantor Warrant Agent may request.

         Section 8. Payment of Taxes. No service charge shall be made to the Holder for any exercise, exchange or registration of transfer of a Guarantor Warrant Certificate, and the Company will pay all documentary stamp taxes attributable to the initial issuance of Guarantor Warrant Shares upon the exercise of Guarantor Warrants; provided, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any new certificates evidencing the Guarantor Warrants or any certificates for Guarantor Warrant Shares in a name other than that of the registered Holder upon the exercise of Guarantor Warrants, and the Company or the Guarantor Warrant Agent shall not be required to issue or deliver such new certificates evidencing the Guarantor Warrants or certificates for Guarantor Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 9. Adjustments. The number of Guarantor Warrant Shares and the Guarantor Warrant Exercise Price shall be subject to adjustments as provided in
Section 5 of the form of the Guarantor Warrant Certificate attached as Exhibit A hereto.

         Section 10. Mutilated or Missing Guarantor Warrant Certificates. If any Guarantor Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and the Guarantor Warrant Agent may countersign in exchange and substitution for, and upon cancellation of, the Guarantor Warrant Certificate, if mutilated or in lieu of and substitution for the Guarantor Warrant Certificate, if lost, stolen or destroyed, a new certificate of like tenor evidencing an equal number of Guarantor Warrants, but only upon receipt of evidence reasonably satisfactory to the Company and Guarantor Warrant Agent of such loss, theft or destruction and indemnity and security therefor, if requested, also satisfactory to the Company and the Guarantor Warrant Agent. Applicants for such substitute Guarantor Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or Guarantor Warrant Agent may prescribe.

         Section 11. Reservation of Guarantor Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, or any other actual contingent purchase rights of persons other than the Holders out of the aggregate of its authorized but unissued Common Shares, for the purpose of enabling it to satisfy any obligation to issue Guarantor Warrant Shares upon exercise of Guarantor Warrants, the maximum number of Common Shares which may then be deliverable upon the exercise of all outstanding Guarantor Warrants.

         The transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Guarantor Warrants. The Guarantor Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Guarantor Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder of the Guarantor Warrants pursuant to this Guarantor Warrant Agent Agreement.

         The Company covenants that all Warrant Shares which may be issued upon exercise of Guarantor Warrants will be, upon payment or other satisfaction of the Guaranty Exercise Price and issuance thereof, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

         Section 12. Fractional Interests. The Company shall not be required to issue fractional Guarantor Warrant Shares upon the exercise of Guarantor Warrants. If more than one Guarantor Warrant shall be presented for exercise at the same time by the Holder, the full number of Guarantor Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Guarantor Warrant Shares purchasable on exercise of the Guarantor Warrants so presented. If any fraction of a Guarantor Warrant Share would, except for the provisions of this Section 12, be issuable on the exercise of any Guarantor Warrant, the actual distribution of Guarantor Warrant Shares shall reflect a rounding down of such fraction to the nearest whole share, with any excess proceeds as a result of such rounding being refunded to the Holder.

         Section 13. Merger, Consolidation or Change of Name of Guarantor Warrant Agent. Any corporation into which the Guarantor Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Guarantor Warrant Agent shall be a party, or any corporation succeeding to the business of the Guarantor Warrant Agent, shall be the successor to the Guarantor Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 15. Any such successor Guarantor Warrant Agent shall promptly cause notice of its succession as Guarantor Warrant Agent to be mailed (by first class mail, postage prepaid) to each Holder at such Holder's last address as shown on the register maintained by the Guarantor Warrant Agent pursuant this Guarantor Warrant Agent Agreement. In case at the time such successor to the Guarantor Warrant Agent shall succeed to the agency created by this Guarantor Warrant Agent Agreement, and in case at that time any of the Guarantor Warrant Certificates shall have been countersigned but not delivered, any such successor to the Guarantor Warrant Agent may adopt the countersignature of the original Guarantor Warrant Agent; and in case at that time any of the Guarantor Warrant Certificates shall not have been countersigned, any successor to the Guarantor Warrant Agent may countersign such Guarantor Warrant Certificates either in the name of the predecessor Guarantor Warrant Agent or in the name of the successor to the Guarantor Warrant Agent; and in all such cases such Guarantor Warrant Certificates shall have the full force and effect provided in the Guarantor Warrant Certificates and in this Guarantor Warrant Agent Agreement.

         In case at any time the name of the Guarantor Warrant Agent shall be changed and at such time any of the Guarantor Warrant Certificates shall have been countersigned but not delivered, the Guarantor Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Guarantor Warrant Certificates shall not have been countersigned, the Guarantor Warrant Agent may countersign such Guarantor Warrant Certificates either in its prior name or in its changed name, and in all such cases such Guarantor Warrant Certificates shall have the full force and effect provided in the Guarantor Warrant Certificates and in this Guarantor Warrant Agent Agreement.

         Section 14. Guarantor Warrant Agent. The Guarantor Warrant Agent undertakes the duties and obligations imposed by this Guarantor Warrant Agent Agreement upon the following terms and conditions, by all of which the Company and the Holders of Guarantor Warrants, by their acceptance thereof, shall be bound:

         (a) The statements contained herein and in the Guarantor Warrant Certificates shall be taken as statements of the Company and the Guarantor Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Guarantor Warrant Agent or action taken or to be taken by it. The Guarantor Warrant Agent assumes no responsibility with respect to the distribution of the Guarantor Warrant Certificates except as herein otherwise provided.

       (b) The Guarantor Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Guarantor Warrant Agent Agreement or in the Guarantor Warrant Certificates to be complied with by the Company.

       (c) The Guarantor Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Guarantor Warrant Agent shall incur no liability or responsibility to the Company or to any Holder of any Guarantor Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

       (d) The Guarantor Warrant Agent shall incur no liability or responsibility to the Company or to any Holder of any Guarantor Warrant Certificate for any action taken in reliance on any Guarantor Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

       (e) The Company agrees to pay to the Guarantor Warrant Agent reasonable compensation for all services rendered by the Guarantor Warrant Agent in the execution of this Guarantor Warrant Agent Agreement, to reimburse the Guarantor Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature reasonably incurred by the Guarantor Warrant Agent in the execution of this Guarantor Warrant Agent Agreement and to indemnify the Guarantor Warrant Agent and save it harmless against any and all liabilities, including judgments, reasonable costs and counsel fees, for anything done or omitted by the Guarantor Warrant Agent in the execution of this Guarantor Warrant Agent Agreement except as a result of its negligence or bad faith.

       (f) The Guarantor Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders of Guarantor Warrant Certificates shall furnish the Guarantor Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Guarantor Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Guarantor Warrant Agent Agreement or under any of the Guarantor Warrants may be enforced by the Guarantor Warrant Agent without the possession of any of the Guarantor Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Guarantor Warrant Agent shall be brought in its name as Guarantor Warrant Agent and any recovery of judgment shall be for the ratable benefit of the Holders of the Guarantor Warrants, as their respective rights or interests may appear.

       (g) The Guarantor Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Guarantor Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Guarantor Warrant Agent under this Guarantor Warrant Agent Agreement. Nothing herein shall preclude the Guarantor Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

       (h) The Guarantor Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Guarantor Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Guarantor Warrant Agent Agreement except for its own negligence or bad faith.

       (i) The Guarantor Warrant Agent shall not at any time be under any duty or responsibility to any Holder of any Warrant Certificate to make or cause to be made any adjustment of the Guaranty Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Guarantor Warrant Agent Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Guarantor Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Guarantor Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

       (j) The Guarantor Warrant Agent shall be entitled to rely on the statements of the Company and the Holders, and shall be under no duty or responsibility with respect to any such statements.

       (k) The Guarantor Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other common stock or property upon the exercise of any Guarantor Warrant.

       Section 15. Resignation and Removal of Guarantor Warrant Agent; Appointment of Successor. No resignation or removal of the Guarantor Warrant Agent and no appointment of a successor warrant agent shall become effective until the acceptance of appointment by the successor warrant agent as provided herein. The Guarantor Warrant Agent may resign its duties and be discharged from all further duties and liability hereunder (except liability arising as a result of the Guarantor Warrant Agent's own negligence of willful misconduct) after giving written notice to the Company. The Company may remove the Guarantor Warrant Agent upon written notice, and the Guarantor Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Guarantor Warrant Agent shall, at the Company's expense, mail (by first class mail, postage prepaid) to each Holder of a Guarantor Warrant at his last address as shown on the register of the Company maintained by the Guarantor Warrant Agent a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal, the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation by the resigning Guarantor Warrant Agent or after such removal, then the resigning Guarantor Warrant Agent or the Holder of any Guarantor Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a corporation doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than

$50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Guarantor Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Guarantor Warrant Agent. Not later than the effective date of any such appointment, the Company shall give notice thereof to the resigning or removed Guarantor Warrant Agent. Failure to give any notice provided for in this Section, however, or any defect therein, shall not affect the legality or validity of the resignation of the Guarantor Warrant Agent or the appointment of a new warrant agent, as the case may be.

       Section 16. Notices to Company and Guarantor Warrant Agent. Any notice or demand authorized or required by this Guarantor Warrant Agent Agreement to be given or made by the Guarantor Warrant Agent or by the Holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Guarantor Warrant Agent), as follows:

                   Seitel, Inc.
                   10811 S. Westview Circle Drive
                   Houston, Texas 77043
                   Telecopy: (713) 881-8901
                   Telephone: (713) 881-8900
                   Attention: General Counsel

                   With a copy to:

                   Greenberg Traurig, LLP
                   200 Park Avenue
                   New York, New York  10166
                   Telecopy: (212) 801-6400
                   Telephone: (212) 801-9200
                   Attention: Clifford E. Neimeth, Esq.

                   And separately to:

                   Mellon HBV Alternative Strategies LLC
                   200 Park Avenue
                   Suite 3300
                   New York, New York  10166-3399
                   Telecopy: (212) 808-3055
                   Attention: George J. Kononmos

                           With a copy to:

                           Milbank, Tweed, Hadley & McCloy
                           1 Chase Manhattan Plaza
                           New York, New York  10005
                           Telecopy: (212) 822-5544
                           Attention: Stephen J. Blauner

       In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Guarantor Warrant Agent.

       Any notice pursuant to this Guarantor Warrant Agent Agreement to be given by the Company or by the Holder(s) of any Warrant Certificate to the Guarantor Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Guarantor Warrant Agent with the Company) to the Guarantor Warrant Agent as follows:

                           American Stock Transfer & Trust Company
                           59 Maiden Lane
                           New York, New York 10038
                           Telephone: (212) 936-5100
                           Attention: Office of the General Counsel

       Section 17. Supplements and Amendments. The Company and the Guarantor Warrant Agent may from time to time supplement or amend this Guarantor Warrant Agent Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Guarantor Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the Holders of Guarantor Warrant Certificates. The Guarantor Warrant Agent shall be entitled to receive and, subject to Section 14, shall be fully protected in relying upon, an officers' certificate and opinion of counsel as conclusive evidence that any such amendment or supplement is authorized or permitted hereunder, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

       Section 18. Successors. All the covenants and provisions of this Guarantor Warrant Agent Agreement by or for the benefit of the Company or the Guarantor Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

       Section 19. Termination. This Guarantor Warrant Agent Agreement (other than the Guarantor Warrant Agent's obligations under Section 7, and any party's obligations with respect to Guarantor Warrants previously exercised, and with respect to indemnification under Section 14) shall terminate at 5:00 p.m., New York City time, on the Guarantor Warrant Expiration Date.

       Section 20. Governing Law. This Guarantor Warrant Agent Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the state of New York and for all purposes shall be construed in accordance with the internal laws of said state.

       Section 21. Benefits of This Guarantor Warrant Agent Agreement.

       (a) Nothing in this Guarantor Warrant Agent Agreement shall be construed to give to any person or corporation other than the Company, the Guarantor Warrant Agent and the Holders of the Guarantor Warrant Certificates any legal or equitable right, remedy or claim under this Guarantor Warrant Agent Agreement; but this Guarantor Warrant Agent Agreement shall be for the sole and exclusive benefit of the Company, the Guarantor Warrant Agent and the Holders of the Guarantor Warrant Certificates.

       (b) Prior to the exercise of the Guarantor Warrants, no Holder of a Guarantor Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to receive dividends or subscription rights, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein. The Holders of the Guarantor Warrants are not entitled to share in the assets of the Company in the event of the liquidation, dissolution or winding up of the Company's affairs.

       (c) All rights of action in respect of this Guarantor Warrant Agent Agreement are vested in the Holders of the Guarantor Warrants, and any Holder of any Guarantor Warrant, without the consent of the Guarantor Warrant Agent or the Holder of any other Guarantor Warrant, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's rights hereunder, including the right to exercise, exchange or surrender for purchase such Holder's Guarantor Warrants in the manner provided in this Guarantor Warrant Agent Agreement.

       Section 22. Counterparts. This Guarantor Warrant Agent Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this Guarantor Warrant Agent Agreement to be duly executed, as of the day and year first above written.

                                  SEITEL, INC.

                                  By:______________________
                                     Name:
                                     Title:

[Seal]

Attest:_____________________
         Secretary

                                  AMERICAN STOCK TRANSFER & TRUST COMPANY

                                  By:______________________
                                  Name:
                                  Title:

[Seal]

Attest:_____________________
        Secretary

                                    EXHIBIT A

                        FORM OF FUNDING GUARANTOR WARRANT

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

Warrant Number FGW-                                    [____________], 2004

       This Funding Guarantor Warrant expires 5:00 P.M., New York time on [_______________], 2011.

       Warrant to Purchase up to [____________] shares of Common Stock of Seitel, Inc. (hereinafter, the "Funding Guarantor Warrant").

       FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, [__________________________] (the "Initial Holder" and, together with any permitted transferee under this Funding Guarantor, the "Holder", or its registered assigns) is entitled to purchase from Seitel, Inc., a Delaware ------ corporation (the "Company"), on the terms and conditions set forth below, to purchase from the Company at any time during the Exercise Period ending 5:00 P.M., New York time, on [____________], 2011 (as defined below) up to [________]
fully paid and nonassessable shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), as the same may be adjusted from time to time pursuant to Section 5 hereof, at an initial exercise price of $.72 per share as the same may be adjusted pursuant to Section 5 hereof. The resale of the shares of Common Stock or other securities issuable upon exercise or exchange of this Funding Guarantor Warrant is subject to the provisions of the Registration Rights Agreement (as defined below). This Funding Guarantor Warrant is issued pursuant to a Standby Purchase Agreement entered into between the Company and certain Funding Guarantors dated [__________], 2004. This Funding Guarantor Warrant is one of [______] warrants of like tenor aggregating the right to purchase [___________] shares of Common Stock.

       Section 1.  Definitions.

       "Aggregate Exercise Price" shall mean, with respect to any exercise (in whole or in part) of this Funding Guarantor Warrant the Exercise Price multiplied by the total number of shares of Common Stock for which this Funding Guarantor Warrant is being exercised.

       "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) or assets (upon liquidation of the Company).

       "Common Stock" shall mean the common stock, par value $.01 per share, of the Company, and any other capital stock of the Company into which such common stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution for, such common stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

       "Company" shall mean Seitel, Inc., a Delaware corporation, and its successors and assigns.

       "Exercise Date" shall mean, with respect to any exercise (in whole or in part) of this Funding Guarantor Warrant either (i) the date this Funding Guarantor Warrant, the Exercise Notice and the Aggregate Exercise Price are received by the Company or (ii) the date a copy of the Exercise Notice is sent by facsimile to the Funding Guarantor Agent, provided that this Funding Guarantor Warrant, the original Exercise Notice, and the Aggregate Exercise Price are received by the Funding Guarantor Agent within five Trading Days thereafter and provided further that if this Funding Guarantor Warrant, the original Exercise Notice and the Aggregate Exercise Price are not received within five Trading Days in accordance with clause (ii) above, the Exercise Date for this clause (ii) shall be the date that the Funding Guarantor Agent receives this Funding Guarantor Warrant, the original Exercise Notice and the Aggregate Exercise Price.

       "Exercise Notice" shall mean, with respect to any exercise (in whole or in part) of this Funding Guarantor Warrant the exercise form attached hereto as Exhibit A, duly executed by the Holder.

       "Exercise Period" shall mean the period beginning on the date hereof and continuing until 5:00 P.M., New York time, on [_____________], 2011, at which time this Funding Guarantor Warrant shall expire and be of no further force or effect or represent any rights hereunder.

       "Exercise Price" as of the date hereof shall mean $.72 per share of Common Stock, subject to the adjustments provided for in Section 5 of this Funding Guarantor Warrant.

       "Funding Guarantor Warrant" shall mean this warrant.

       "Funding Guarantor Shares" shall mean shares of Common Stock issuable by the Company upon the exercise of this Funding Guarantor and the payment to the Company of the Aggregate Exercise Price.

       "Holder" shall mean a person registered as the owner of the Funding Guarantor Warrant.

       "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated [____________], 2004, between the Company and the Funding Guarantors.

       "Securities Act" shall mean the Securities Act of 1933, as amended.

       "Trading Day" shall mean a day when the New York Stock Exchange is open for business and all trading on such Exchange has not been halted or suspended.

       "Funding Guarantor Agent" shall mean American Stock Transfer and Trust Company.

       Other capitalized terms used but not defined herein shall have their respective meanings set forth in the Guarantor Warrant Agent Agreement.

       Section 2.  Exercise.

             (a) Method of Exercise. This Funding Guarantor Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period, by the Holder by (i) the surrender of this Funding Guarantor Warrant, the Exercise Notice in the form of Exhibit A attached hereto with signature guaranteed as provided in Section 17Ad of the Securities and Exchange Act of 1934, as amended, and the Aggregate Exercise Price to the Company at the principal office of the Funding Guarantor Agent at the address set forth in Section 10 hereof or (ii) the delivery by facsimile of an executed and completed Exercise Notice to the Company at the principal office of the Funding Guarantor Agent at the address set forth in Section 10 hereof and delivery to the Company at the principal office of the Funding Guarantor Agent at the address set forth in Section 10 hereof within five Trading Days thereafter of this Funding Guarantor Warrant, the original Exercise Notice and the Aggregate Exercise Price.

             (b) Payment of Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made by cash, certified or official bank check payable to the order of the Company or by wire transfer to an account designated by the Company. If the amount of the payment received by the Company is less than the Aggregate Exercise Price, the Holder will be notified of the deficiency and shall make payment in that amount within 5 consecutive Trading Days of such notice. In the event the payment exceeds the Aggregate Exercise Price, the Company will refund the excess to the Holder within 3 Trading Days of both the receipt of such payment and the knowledge of such excess.

             (c) Replacement Warrant. In the event that the Funding Guarantor Warrant is not exercised in full, the number of Funding Guarantor Warrant Shares shall be reduced by the number of such Funding Guarantor Warrant Shares for which this Funding Guarantor Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to the Holder a new Funding Guarantor Warrant of like tenor in the name of the Holder or as the Holder may request, reflecting such adjusted number of Funding Guarantor Warrant Shares.

       Section 3.  Delivery of Stock Certificates.

             (a) Subject to the terms and conditions of this Funding Guarantor Warrant, as soon as practicable after the exercise of this Funding Guarantor Warrant in full or in part, and receipt by the Funding Guarantor Agent of good funds, and in any event within seven (7) Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder lawfully may direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable Funding Guarantor Warrant Shares to which the Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Holder is entitled upon such exercise in accordance with the provisions hereof; provided, however, that any such delivery to a location outside of the United States also shall be made within five Trading Days after the exercise of this Funding Guarantor Warrant in full or in part.

             (b) This Funding Guarantor Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Funding Guarantor Warrant, in full or in part, would result in the right to acquire any fractional share of Common Stock, then in such event such fractional share shall be considered a whole share of Common Stock and shall be added to the number of Funding Guarantor Warrant Shares issuable to the Investor upon exercise of this Funding Guarantor Warrant.

       Section 4.  Representations, Warranties and Covenants of the Company.

             (a) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation for the legal and valid issuance of this Funding Guarantor Warrant and the Funding Guarantor Warrant Shares to the Holder.

             (b) The Funding Guarantor Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

             (c) The Company has authorized and reserved for issuance to the Holder the requisite number of shares of Common Stock to be issued pursuant to this Funding Guarantor Warrant. The Company at all times shall reserve and keep available, solely for issuance and delivery as Funding Guarantor Warrant Shares hereunder, such shares of Common Stock as from time to time shall be issuable as Funding Guarantor Warrant Shares, and accordingly shall adjust the number of such shares of Common Stock promptly upon the occurrence of any of the events specified in Section 5 hereof.

       Section 5. Adjustment of the Exercise Price. The Exercise Price and, accordingly, the number of Funding Guarantor Warrant Shares issuable upon exercise of the Funding Guarantor Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows:

             (a) Reclassification, Consolidation, Merger; Mandatory Share Exchange; Sale Transfer or Lease of Assets. If the Company, at any time while this Funding Guarantor Warrant is unexpired and not exercised in full, (i) reclassifies or changes its outstanding Capital Shares

(other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon exercise of this Funding Guarantor Warrant) or (ii) consolidates, merges or effects a mandatory share exchange (x) with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or (y) as a result of a subdivision or combination of outstanding Capital Shares issuable upon exercise of the Funding Guarantor Warrant) or (iii) sells, transfers or leases all or substantially all of its assets, then in any such event the Company, or such successor or purchasing corporation, as the case may be, shall, without payment by the Holder of any additional consideration therefor, amend this Funding Guarantor Warrant or issue a new warrant providing that the Holder shall have rights not less favorable to the Holder than those then applicable to this Funding Guarantor Warrant and to receive upon exercise under such amendment of this Funding Guarantor Warrant or new warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of this Funding Guarantor Warrant hereunder, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, lease, sale or transfer by the holder of one share of Common Stock issuable upon exercise of the Funding Guarantor Warrant had this Funding Guarantor Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer, and an appropriate provision for the foregoing shall be made by the Company as part of any such event. Such amended Funding Guarantor Warrant or new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this
Section 5(a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges, sales, transfers and leases.

             (b) Subdivision or Combination of Shares; Stock Dividends. If the Company, at any time while this Funding Guarantor Warrant is unexpired and not exercised in full, shall subdivide its Common Stock, combine its Common Stock, pay a dividend in its Capital Shares, or make any other distribution of its Capital Shares, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Shares for the purpose of effecting such subdivision, combination or dividend or other distribution (or if no such record is taken, as of the effective date of such subdivision, combination, dividend or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such subdivision, combination, dividend or other distribution by a fraction:

                   (i) the numerator of which shall be the total number of Outstanding Capital Shares immediately prior to such subdivision, combination, dividend or other distribution, and

                   (ii) the denominator of which shall be the total number of Outstanding Capital Shares immediately after such subdivision, combination, dividend or other distribution. The provisions of this Section 5(b) shall not apply under any of the circumstances for which an adjustment is made pursuant to
Section 5(a).

          (c) Liquidating Dividends, Etc. If the Company, at any time while this Funding Guarantor Warrant is unexpired and not exercised in full, makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets, or any spin-off of any of the Company's lines of business, divisions or subsidiaries (other than under the circumstances provided for in the foregoing subsections
(a) and (b)), then the Holder shall be entitled to receive upon such exercise of the Funding Guarantor Warrant in addition to the Funding Guarantor Warrant Shares receivable in connection therewith, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per Capital Share multiplied by the number of Funding Guarantor Warrant Shares that, on the record date for such distribution, are issuable upon such exercise of the Funding Guarantor Warrant, and an appropriate provision therefor shall be made by the Company as part of any such distribution. The value of a distribution that is paid in other than cash shall be determined in good faith by the Board of Directors of the Company.

          (d) Adjustment of Number of Shares. Upon each adjustment of the Exercise Price pursuant to any provisions of this Section 5, the number of Funding Guarantor Warrant Shares issuable hereunder at the option of the Holder shall be calculated, to the nearest one hundredth of a whole share, multiplying the number of Funding Guarantor Warrant Shares issuable prior to an adjustment by a fraction:

               (i) the numerator of which shall be the Exercise Price before any adjustment pursuant to this Section 5; and

               (ii) the denominator of which shall be the Exercise Price after such adjustment.

          (e) Notice of Certain Actions. In the event the Company shall, at a time while the Funding Guarantor Warrant is unexpired and outstanding, take any action pursuant to subsections (a) through (d) of this Section 5 that may result in an adjustment of the Exercise Price, the Company shall notify the Holder of such action 10 days in advance of its effective date in order to afford to the Holder an opportunity to exercise the Funding Guarantor Warrant prior to such action becoming effective.

          (f) Notice of Adjustments. Whenever the Exercise Price or number of Funding Guarantor Warrant Shares shall be adjusted pursuant to Section 5 hereof, the Company shall promptly deliver by facsimile, with the original delivered by express courier service in accordance with Section 10 hereof, a certificate, which shall be signed by the Company's President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Exercise Price and number of Funding Guarantor Warrant Shares purchasable at that Exercise Price after giving effect to such adjustment.

     Section 6. No Impairment. The Company will not, by amendment of its Certificate or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Funding Guarantor Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Funding Guarantor Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Funding Guarantor Warrant Shares on the exercise of this Funding Guarantor Warrant.

     Section 7. Rights As Stockholder. Prior to exercise of this Funding Guarantor Warrant and except as provided in Section 5 hereof, the Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Funding Guarantor Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Holder, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     Section 8. Replacement of Funding Guarantor Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Funding Guarantor Warrant and, in the case of any such loss, theft or destruction of the Funding Guarantor Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Funding Guarantor Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Funding Guarantor Warrant of like tenor.

     Section 9. Restricted Securities.

          (a) Registration or Exemption Required. This Funding Guarantor Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon Section 4(2) of the Securities Act. This Funding Guarantor Warrant and the Funding Guarantor Warrant Shares issuable upon exercise of this Funding Guarantor Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

          (b) Legend. Any replacement Funding Guarantor Warrants issued pursuant to Section 2 hereof and any Funding Guarantor Warrant Shares issued upon exercise hereof, shall bear the following legend:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLE SATISFACTORY TO THE COMPANY, IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION."

Removal of such legend shall be in accordance with the legend removal provisions in the Funding Agreement.

          (c) Assignment. Assuming the conditions of Section 9(a) above regarding registration or exemption have been satisfied, the Holder may sell, transfer, assign, pledge or otherwise dispose of this Funding Guarantor Warrant, in whole or in part. The Holder shall deliver a written notice to the Funding Guarantor Agent substantially in the form of the assignment form attached hereto as Exhibit B (the "Assignment Notice") indicating the person or persons to whom this Funding Guarantor Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten days of receipt of such Assignment Notice, and shall deliver to the assignee(s) designated by the Holder a Funding Guarantor Warrant or Funding Guarantor Warrants of like tenor and terms for the specified number of shares. No service charge shall be made to the Holder for any exercise, exchange or registration of transfer of a Funding Guarantor Certificate, and the Company will pay all documentary stamp taxes attributable to the initial issuance of Funding Guarantor Shares upon the exercise of the Funding Guarantor Warrants; provided, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any new certificates evidencing the Funding Guarantor Warrants or any certificates for the Funding Guarantor Warrant Shares in a name other than that of the registered Holder upon the exercise of Funding Guarantor Warrants, and the Company shall not be required to issue or deliver such new certificates evidencing the Funding Guarantor Warrants or certificates for Funding Guarantor Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          (d) Funding Guarantor's Compliance. Nothing in this Section 9 shall affect in any way the Funding Guarantor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

     Section 10. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be deemed duly given (i) upon delivery if hand delivered at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (ii) on the fifth business day after deposit into the mail, if deposited in the mail, registered or certified, return receipt requested, postage prepaid, addressed to the address designated below, (iii) upon delivery if delivered by reputable express courier service to the address designated below, or (iv) upon confirmation of transmission if transmitted by facsimile to the facsimile number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received). The addresses and facsimile numbers for such communications shall be:

     if to the Company:

               Seitel, Inc.
               10811 South Westview Circle Drive
               Building C, Suite 100
               Houston, TX 77043
               Attention: Chairman
               Telephone: (713) 881-8900
               Facsimile: (713) 881-8901

     with a copy (which shall not constitute notice) to:

               Greenberg Traurig LLP
               200 Park Avenue
               New York, NY 10166
               Attention: Clifford E. Neimeth, Esq.
               Telephone: (212) 801-9200
               Facsimile: (212) 801-6400

     if to the Funding Guarantor:

               [______________________
               _______________________
               _______________________
               _______________________]
               Attention:
               Telephone:
               Facsimile:

     with a copy (which shall not constitute notice) to:

               [________________________
               _________________________
               _________________________
               _________________________]
               Attention:
               Telephone:
               Facsimile:

     if to the Funding Guarantor Agent:

               American Stock Transfer & Trust Company
               59 Maiden Lane
               New York, New York 10038
               Telephone: (212) 936-5100
               Attention: Office of the General Counsel

or such successor warrant agent as the Company may appoint and notify the Holder of as such notice is provided for in this Section 10.

Either party hereto may from time to time change its address or facsimile number for notices under this section 10 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

     Section 11. Governing Law. This Funding Guarantor Warrant shall be deemed to be a contract made under the laws of the state of New York and for all purposes shall be construed in accordance with the internal laws of said state without regard to principals of conflicts of law.

     Section 12. Miscellaneous. This Funding Guarantor Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Funding Guarantor Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

          IN WITNESS WHEREOF, this Funding Guarantor Warrant was duly executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                                  SEITEL, INC.


                                                  By ___________________________
                                                     Name:
                                                     Title:
Attested:

By: ____________________________
    Name:
    Title: Secretary

                   EXHIBIT A TO THE FUNDING GUARANTOR WARRANT

                                  EXERCISE FORM

                                  Seitel, Inc.

     The undersigned (the "Registered Holder") hereby irrevocably exercises the right to purchase __________________ shares of Common Stock of Seitel, Inc., an entity organized and existing under the laws of the State of Delaware (the "Company"), evidenced by the attached Funding Guarantor Warrant, and herewith makes payment of the Aggregate Exercise Price with respect to such shares in full in the form of (check the appropriate box) (i) R cash or official bank certified check in the amount of $________; or (ii) R wire transfer to the Company's account at __________________, _________, _________ (Account
No.:_________).

     The undersigned requests that stock certificates for such Funding Guarantor Warrant Shares be issued, and a Funding Guarantor Warrant representing any unexercised portion hereof be issued, pursuant to this Funding Guarantor Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below.

Dated: ___________________________________

__________________________________________
Signature of Registered Holder

__________________________________________
Name of Registered Holder (Print)

__________________________________________
Address

                                     NOTICE

     The signature on the foregoing Exercise Form must correspond to the name as written upon the face of the attached Funding Guarantor Warrant in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed in the manner provided in Section 17Ad of the Securities and Exchange Act of 1934, as amended.

                   EXHIBIT B TO THE FUNDING GUARANTOR WARRANT

                                   ASSIGNMENT

     (To be executed by the registered Holder (the "Registered Holder") desiring to transfer the Funding Guarantor Warrant, in whole or in part.)

     FOR VALUED RECEIVED, the undersigned Holder of the attached Funding Guarantor Warrant hereby sells, assigns or transfers unto the person(s) named below (the "Assignee") the right to purchase ______________ shares of the Common Stock of Seitel, Inc. evidenced by the attached Funding Guarantor Warrant and does hereby irrevocably constitute and appoint ______________________ (attorney) to transfer the number of shares specified of the said Funding Guarantor Warrant on the books of the Company, with full power of substitution in the premises.

     The undersigned requests that such Funding Guarantor Warrant be issued, and an Funding Guarantor Warrant representing any unsold, unassigned or non-transferred portion hereof be issued, pursuant to this Funding Guarantor Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below.

Dated: _________________________________________

________________________________________________
Signature of Registered Holder

________________________________________________
Name of Registered Holder (Print)

________________________________________________
Address of Registered Holder

________________________________________________
Name of Assignee (Print)

________________________________________________
Address of Assignee (including zip code number)

Fill in for new Registration of Funding Guarantor Warrant:

___________________________________________
Name

___________________________________________
Address

___________________________________________
Please print name and address of assignee
         (including zip code number)

                                     NOTICE

     The signature on the foregoing Assignment must correspond to the name as written upon the face of the attached Funding Guarantor Warrant in every particular, without alteration or enlargement or any change whatsoever.